SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                            ______________

                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 1999
                                                   -----------------


                       Sunquest Information Systems, Inc.
                       ----------------------------------
              (Exact name of registrant as specified in its charter)


   Pennsylvania               0-28212                86-0378223
   ------------               -------                ----------
 (State or other            (Commission             (I.R.S. Employer
 jurisdiction of            File Number)            Identification No.)
  incorporation)


         4801 East Broadway Boulevard, Tucson, Arizona  85711
         ----------------------------------------------------
       (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (520) 570-2000
                                                     --------------

Item 5.   Other Events.

          The Company issued a press release on February 25, 1999, a copy of which is filed as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (c)  Exhibits.

          99 Press Release dated February 25, 1999, from the Company.


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

                              SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SUNQUEST INFORMATION SYSTEMS, INC.
                                        (Registrant)


Date:  February 26, 1999      By: /s/Nina M. Dmetruk
                                  --------------------------------------
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (Authorized Officer of the Registrant
                                  and Principal Financial and Accounting
                                  Officer)


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
                            EXHIBIT INDEX



                                                Pagination by
                                             Sequential Numbering
Exhibit   Description of Exhibit                    System
-------   --------------------------------   --------------------


  99      Press Release dated February 25,             5
          1999, from the Company.



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